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Exhibit 21.1

Subsidiaries of the Registrant

        The following is a list of the subsidiaries of KKR & Co. L.P.

Name	Jurisdiction
Afocelio Holdings Limited	Cyprus
Buck SLP LLC	Delaware
CIHL Parent Limited	Cayman Islands
KKR (Cayman) Limited	Cayman Islands
KKR (MENA) Limited	Dubai International Financial Centre
KKR 2006 Fund (Energy II) L.P.	Delaware
KKR 2006 Fund (Energy) L.P.	Delaware
KKR 2006 Fund (Overseas), Limited Partnership	Cayman Islands
KKR 2006 Fund L.P.	Delaware
KKR 2006 GP (Energy II) LLC	Delaware
KKR 2006 GP (Energy) LLC	Delaware
KKR 2006 GP LLC	Delaware
KKR 2006 Limited	Cayman Islands
KKR 8 NA Limited	Cayman Islands
KKR Account Advisor (Mauritius) Ltd.	Mauritius
KKR Asia Limited	Cayman Islands
KKR Asia Limited	Hong Kong
KKR Asia LLC	Delaware
KKR Asian Fund L.P.	Cayman Islands
KKR Asset Management LLC	Delaware
KKR Asset Management Ltd.	England and Wales
KKR Associates 2006 (Energy II) L.P.	Delaware
KKR Associates 2006 (Energy) L.P.	Delaware
KKR Associates 2006 (Overseas), Limited Partnership	Cayman Islands
KKR Associates 2006 L.P.	Delaware
KKR Associates 8 NA L.P.	Cayman Islands
KKR Associates Asia L.P.	Cayman Islands
KKR Associates CS I L.P.	Cayman Islands
KKR Associates CS II L.P	Cayman Islands
KKR Associates E2 L.P.	Cayman Islands
KKR Associates Europe II, Limited Partnership	Alberta, Canada
KKR Associates Europe III, Limited Partnership	Cayman Islands
KKR Associates Europe, Limited Partnership	Alberta, Canada
KKR Associates Mezzanine I L.P.	Delaware
KKR Associates Millennium (Overseas), Limited Partnership	Alberta, Canada
KKR Associates Millennium L.P.	Delaware
KKR Associates NR I L.P.	Delaware
KKR Associates SA Co-Invest L.P.	Cayman Islands
KKR Associates SA Master L.P.	Cayman Islands
KKR Australia Pty Limited	Australia
KKR Capital Markets Asia Limited	Hong Kong
KKR Capital Markets Holding, L.P.	Delaware
KKR Capital Markets Holdings GP LLC	Delaware
KKR Capital Markets Japan Limited	Japan
KKR Capital Markets Limited	United Kingdom

Name	Jurisdiction
KKR Capital Markets LLC	Delaware
KKR Corporate Capital Services LLC	Delaware
KKR Corporate Credit Partners L.P.	Cayman Islands
KKR Corporate Lending LLC	Delaware
KKR Corporate Lending UK LLC	Delaware
KKR CS Advisors I LLC	Delaware
KKR CS I Limited	Cayman Islands
KKR CS II Limited	Cayman Islands
KKR Cyprus Holdings LLC	Delaware
KKR Debt Investors 2006 (Cayman) Corp	Cayman Islands
KKR Debt Investors 2006 S.à r.l.	Luxembourg
KKR Debt Investors II (2006) Corp	Ireland
KKR Debt Investors II (2006) Ireland LP	Ireland
KKR DI 2006 GP Limited	Cayman Islands
KKR DI 2006 LP	Cayman Islands
KKR E2 Investors L.P.	Cayman Islands
KKR E2 Limited	Cayman Islands
KKR Europe II Limited	Cayman Islands
KKR Europe III Limited	Cayman Islands
KKR Europe Limited	Cayman Islands
KKR European Fund II, Limited Partnership	Alberta, Canada
KKR European Fund III, Limited Partnership	Cayman Islands
KKR European Fund, Limited Partnership	Alberta, Canada
KKR FI Advisor III LLC	Delaware
KKR FI Advisors Cayman Ltd.	Cayman Islands
KKR FI Advisors II LLC	Delaware
KKR FI Advisors IV LLC	Delaware
KKR FI Advisors LLC	Delaware
KKR FI Advisors V LLC	Cayman Islands
KKR FI Advisors V Ltd.	Delaware
KKR FI Advisors VI LLC	Delaware
KKR FI Partners I L.P.	Delaware
KKR Finance LLC	Delaware
KKR Financial Advisors II LLC	Delaware
KKR Financial Advisors LLC	Delaware
KKR Fund Holdings GP Limited	Cayman Islands
KKR Fund Holdings L.P.	Cayman Islands
KKR Group Holdings L.P.	Cayman Islands
KKR High Yield Fund LLC	Delaware
KKR Holdings Mauritius, Ltd.	Mauritius
KKR IFI GP LP	Cayman Islands
KKR IFI Limited	Cayman Islands
KKR I-H Limited	Cayman Islands
KKR I-L Limited	Cayman Islands
KKR India Advisors Private Limited	India
KKR India Finance Holdings LLC	Delaware
KKR India Financial Services Private Limited	India
KKR India LLC	Delaware
KKR Investment Consultancy (Beijing) Company Limited	China
KKR Investment Holdings I (Mauritius) Ltd.	Mauritius

Name	Jurisdiction
KKR Investment Management LLC	Delaware
KKR Investments LLC	Delaware
KKR Japan Limited	Japan
KKR Korea Limited Liability Corporation	Korea
KKR KPE LLC	Delaware
KKR Management Holdings Corp.	Delaware
KKR Management Holdings L.P.	Delaware
KKR Mauritius PE Investments I, Ltd.	Mauritius
KKR Mezzanine GP LLC	Delaware
KKR Mezzanine I Advisors LLC	Delaware
KKR Mezzanine Partners I L.P.	Delaware
KKR Millennium Fund (Overseas), Limited Partnership	Alberta, Canada
KKR Millennium Fund L.P.	Delaware
KKR Millennium GP LLC	Delaware
KKR Millennium Limited	Cayman Islands
KKR NR I LLC	Delaware
KKR PEI Securities Holdings, Ltd.	Cayman Islands
KKR PEI Alternative Investments Limited	Cayman Islands
KKR PEI Associates Holdings GP Limited	Cayman Islands
KKR PEI Associates Holdings L.P.	Cayman Islands
KKR PEI Associates, L.P.	Guernsey
KKR PEI GP Limited	Guernsey
KKR PEI International Holdings GP, Ltd.	Cayman Islands
KKR PEI International Holdings, L.P.	Cayman Islands
KKR PEI Investments, L.P.	Guernsey
KKR PEI Japan Investment I, Ltd.	Cayman Islands
KKR PEI Opportunities GP, Ltd.	Cayman Islands
KKR PEI Opportunities, L.P.	Cayman Islands
KKR Purchasing LLC	Delaware
KKR SA Co-Invest GP Limited	Cayman Islands
KKR SA Master GP Limited	Cayman Islands
KKR Singapore Pte Ltd.	Singapore
KKR SP Limited	Cayman Islands
KKR Strategic Capital Fund L.P.	Delaware
KKR Strategic Capital Fund MRO Trust	Delaware
KKR Strategic Capital Holdings GP Ltd.	Cayman Islands
KKR Strategic Capital Holdings I, L.P.	Cayman Islands
KKR Strategic Capital Management LLC	Delaware
KKR Strategic Capital Partners LLC	Delaware
KKR TEF SLP LLC	Delaware
KKR-Keats Capital Partners L.P.	Cayman Islands
KKR-Milton Capital Partners L.P.	Cayman Islands
Kohlberg Kravis Roberts & Co. L.P.	Delaware
Kohlberg Kravis Roberts & Co. Limited	United Kingdom
Kohlberg Kravis Roberts & Co. SAS	France
New Omaha SLP LLC	Delaware
Sprint SLP L.P.	Cayman Islands
Stamariko Holdings Limited	Mauritius

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  Exhibit 21.1
Subsidiaries of the Registrant